Exhibit 10.23

Silicon Valley Bank

Amendment to

Receivables Purchase Agreement

Sellers:	ZTI Merger Subsidiary III, Inc.
(formerly known as Zhone Technologies, Inc.)

Zhone Technologies, Inc.
(formerly known as Tellium, Inc.)

Address:	7001 Oakport St.
Oakland, California 94621

Effective Date:	as of February 21, 2007

THIS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, with an effective date of February 21, 2007, is entered into between Silicon Valley Bank (“Silicon”) and the sellers named above (jointly and severally, “Seller”), effective as of the first date written above.

The Parties agree to amend the Non-Recourse Receivables Purchase Agreement between them, dated as of March 15, 2005, as amended from time to time (the “Purchase Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Purchase Agreement.)

1. Extension. The portion of Section 2.1 of the Purchase Agreement, which presently reads as follows:

“In any event, Buyer will not (i) purchase any Receivables in excess of an aggregate outstanding amount exceeding the “Receivables Purchase Sublimit” (as defined in the Loan Agreement), or (ii) purchase any Receivables under this Agreement after February 21, 2007.”

is hereby amended to read as follows:

“In any event, Buyer will not (i) purchase any Receivables in excess of an aggregate outstanding amount exceeding the “Receivables Purchase Sublimit” (as defined in the Loan Agreement), or (ii) purchase any Receivables under this Agreement after February 20, 2008.”

2. Limitation of Amendments.

A. The amendments set forth herein are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any document or agreement relating to the Purchase Agreement (individually a “Loan Document” and collectively the “Loan Documents”), or (b) otherwise prejudice any right or remedy which Silicon may now have or may have in the future under or in connection with any Loan Document.

B. This Amendment shall be construed in connection with and as part of Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce Silicon to enter into this Amendment, Seller hereby represents and warrants to Silicon as follows:

A. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no default or Event of Default has occurred and is continuing;

B. Seller has the power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement, as amended by this Amendment;

C. The organizational documents of Seller delivered to Silicon in connection with the original execution of the Purchase Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

D. The execution and delivery by Seller of this Amendment and the performance by Seller of its obligations under the Purchase Agreement, as amended by this Amendment, have been duly authorized;

E. The execution and delivery by Seller of this Amendment and the performance by Seller of its obligations under the Purchase Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Seller, (b) any contractual restriction with a Person binding on Seller, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Seller, or (d) the organizational documents of Seller;

F. The execution and delivery by Seller of this Amendment and the performance by Seller of its obligations under the Purchase Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Seller, except as already has been obtained or made; and

G. This Amendment has been duly executed and delivered by Seller and is the binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited under law by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Other General Provisions. This Amendment, the Purchase Agreement, any prior written amendments thereto signed by Silicon and the Seller, and the other written documents and agreements between Silicon and the Seller set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Silicon of this Amendment by each party hereto; and (b) Seller’s payment of the fee set forth herein plus all expenses of Silicon incurred in connection herewith and as otherwise payable under the Loan Agreement or the Purchase Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Seller:		Silicon:

ZHONE TECHNOLOGIES, INC.		SILICON VALLEY BANK

By	/s/ Morteza Ejabat	By	/s/ Rick Freeman
	President or Vice President	Title	Relationship Manager

Date signed:	March 6, 2007

Seller:

ZTI MERGER SUBSIDIARY III, INC.

By	/s/ Morteza Ejabat President or Vice President

Date signed:	March 6, 2007

[Signature Page to Amendment to Receivables Purchase Agreement]

CONSENT

Each of the undersigned acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned or any other documents executed by the undersigned, all of which are hereby ratified and affirmed.

Paradyne Corporation		Paradyne Networks, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Premisys Communications, Inc.		Vpacket Communications, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Xybridge Technologies, Inc.		Zhone Technologies International, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Date signed:  March 6, 2007